                                                                    EXHIBIT 10.4

                           THIRD AMENDMENT AND WAIVER


          THIRD AMENDMENT AND WAIVER (this "Amendment"), dated as of May 23, 1997, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Section 8.6 is waived to the extent necessary to permit the Borrower to declare a cash dividend for the fiscal quarter ended March 31, 1997.

          2. Section 8.6 of the Credit Agreement is hereby amended by (i) deleting the text ", declare or" in the second line therein and (ii) deleting the text "at the rate set forth therein" appearing at the end of subclause (z) of clause (ii) and inserting the following text in lieu thereof:

          "either (A) at the rate and on the dates set forth in the Series A Certificate of Designation or (B) in the event the Borrower has declared, but has been prohibited from paying, Dividends and accrued but unpaid Dividends then remain outstanding, an amount not to exceed the amount declared at the rate set forth in the Series A Certificate of Designation for the most recent date of declaration (and not including any declared, accrued and unpaid amounts prior to such most recent declaration)".

          3. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined in Section 7 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default (after giving effect to
Section 2 of this Amendment) or Event of Default on the Third Amendment Effective Date, in each case both before (except with respect to Section 2 of this Amendment) and after giving effect to this Amendment.

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

          8. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.


                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    ANCHOR GLASS CONTAINER
                                     CORPORATION


                                    By /s/ M. William Lightner, Jr.
                                       -----------------------------
                                    Name: M. William Lightner, Jr.
                                    Title: Vice President and CFO


                                    BT COMMERCIAL CORPORATION,
                                     Individually, as Agent and as
                                     Co-Syndication Agent


                                    By /s/ Basil Palmeri
                                       -----------------------------
                                    Name: Basil Palmeri
                                    Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION,
                                     Individually, as Co-Syndication Agent and
                                     Issuing Bank


                                    By /s/ Enrico A. Della Corna
                                       -----------------------------
                                    Name: Enrico A. Della Corna
                                    Title: Vice President


                                    BANKERS TRUST COMPANY,
                                     as Issuing Bank


                                    By /s/ Basil Palmeri
                                       -----------------------------
                                    Name: Basil Palmeri
                                    Title: Vice President

                                    BTM CAPITAL CORPORATION


                                    By /s/ Illegible
                                       ______________________________
                                    Name:
                                    Title:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By /s/ Edward A. Jessen
                                       ______________________________
                                    Name: Edward A. Jessen
                                    Title: Vice President

                                    CORESTATES BANK, N.A.

                                    By /s/ John T. Havrin
                                       ______________________________
                                    Name: John T. Havrin
                                    Title: Vice President

                                    FLEET BANK

                                    By /s/ Edward F. McKenney
                                       ______________________________
                                    Name: Edward F. McKenney
                                    Title: Vice President

                                    KEYBANK

                                    By /s/ John R. Koludey
                                       ______________________________
                                    Name: John R. Koludey
                                    Title: Assistant Vice President

                                    MELLON BANK, N.A.



                                    By /s/ Norman R. Smith
                                       -----------------------------
                                    Name: Norman R. Smith
                                    Title: Vice President



                                    NATIONAL BANK OF CANADA



                                    By /s/ Donald P. Haddad
                                       -----------------------------
                                    Name: Donald P. Haddad
                                    Title: Vice President




                                    By /s/ Gregory A. Steve
                                       -----------------------------
                                    Name: Gregory A. Steve
                                    Title: Vice President



                                    NATIONAL CITY COMMERCIAL
                                    FINANCE, INC.



                                    By /s/ John P. Dunn
                                       -----------------------------
                                    Name: John P. Dunn
                                    Title: Vice President



                                    SUMMIT COMMERCIAL/
                                     GIBRALTAR CORP.



                                    By /s/ Harvey Friedman
                                       -----------------------------
                                    Name: Harvey Friedman
                                    Title: Executive Vice President